Exhibit 10.4

January 10, 2002


Dimensional Visions Incorporated
2301 West Dunlap Avenue S-207
Phoenix, AZ 85021

Subject: Exchange Of Back Pay in Return For S-8 Registered DVUI Stock

The following individuals agree to exchange back pay owed by Dimensional Visions Inc. in the amounts and for the periods stated in Exhibit A. The stock will be issued in the following amounts:

  EMPLOYEE NAME                                                 # SHARES
  -------------                                                 --------
Michael J. McPhilimy                                             312,500
Lisa R. McPhilimy                                                625,000
Bruce D. Sandig                                                1,175,875
John D. McPhilimy                                              1,250,000

All Taxes will be the responsibility of the individual and Company and will be handled as if salaries were paid in cash.


/s/ Michael McPhilimy
----------------------------
Signed: Michael J. McPhilimy Dated: Thursday, January 10, 2002

/s/ Lisa McPhilimy
----------------------------
Signed: Lisa R. McPhilimy Dated: Thursday, January 10, 2002

/s/ B. Sandig
----------------------------
Signed: Bruce D. Sandig Dated: Thursday, January 10, 2002

/s/ John D. McPhilimy
----------------------------
Signed: John D. McPhilimy Dated: Thursday, January 10, 2002